                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 3, 2005
                                                           -------------

                           Strategic Diagnostics Inc.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                   000-68440                 56-1581761
      ---------------            ----------------          ------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)               Identification No.)
       Incorporation)



            111 Pencader Drive
                Newark, DE                                       19702
------------------------------------------                 ------------------
 (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (302) 456-6789
                                                          ----------------

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 3, 2005, Strategic Diagnostics Inc. issued a press release announcing its results for the fourth quarter and fiscal year ended December 31, 2004. A copy of that press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         A copy of the press release issued on March 3, 2005 is being furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STRATEGIC DIAGNOSTICS INC.


                                           By: /s/ Anthony J. Simonetta
                                              ------------------------------
                                                Anthony J. Simonetta
                                                Chief Financial Officer


Dated: March 3, 2005


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